UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2022

IMPEL NEUROPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40353	26-3058238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Elliott Avenue West, Suite 260 Seattle, WA	98119
(Address of principal executive offices)	(Zip Code)

(206) 568-1466

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	IMPL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On January 18, 2022, Impel Neuropharma, Inc. (the “Company”) issued a press release in which it announced an update to the Trudhesa™ (dihydroergotamine mesylate) nasal spray (0.725 mg per spray) launch progress and recent business highlights. A copy of the press release is attached to this Current Report on Form 8-K (this "Report") as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

On January 18, 2022, the Company updated its corporate presentation, which it intends to use as part of investor presentations. A copy of the presentation is attached to this Report as Exhibit 99.2 and is incorporated by reference into this Item 7.01.

The information in this Item 7.01 (including Exhibit 99.1 and 99.2 attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1* 99.2* 104	Press release dated January 18, 2022 Investor presentation, dated January 18, 2022 Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPEL NEUROPHARMA, INC.

Date: January 18, 2022	By:	/s/ John Leaman
John Leaman
Chief Financial Officer